Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐         Preliminary Proxy Statement

☐         Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐         Definitive Proxy Statement

☒         Definitive Additional Materials

☐         Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

ASENSUS SURGICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required.

☐         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)         Title of each class of securities to which transaction applies:

(2)         Aggregate number of securities to which transaction applies:

(3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)         Proposed maximum aggregate value of transaction:

(5)         Total fee paid:

☐         Fee paid previously with preliminary materials:

☐         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)         Amount previously paid:

(2)         Form, Schedule or Registration Statement no.:

(3)         Filing Party:

(4)         Date Filed:

1 TW Alexander Drive, Suite 160
Durham, North Carolina 27703
(919) 765-8400

ADDITIONAL DEFINITIVE PROXY MATERIAL

Explanatory Note

On April 28, 2021, Asensus Surgical, Inc. (the “Company”) updated the proxy available to stockholders who elect to vote electronically to include an alternative that allows the stockholder to vote for or against all director nominees as a group, in addition to the alternative to vote for each nominee separately. This update was made available to make the electronic voting option easier for stockholders to encourage completion of the proxy in advance of the virtual Annual Meeting of Stockholders to be held on June 3, 2021 beginning at 3:00 p.m. Eastern Time. No other changes were made to the proxy. None of the proposed items submitted for stockholder vote have been changed.

The updated electronic proxy is included as additional definitive proxy material for the upcoming Annual Meeting of Stockholders.

ASENSUS SURGICAL

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: www.proxypush.com/ASXC • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
	PHONE Call 1-866-390-5380 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
	You must register to attend the meeting online and/or participate at www.proxydocs.com/ASXC

Asensus Surgical, Inc.

Annual Meeting of Stockholders

For Stockholders as of record on April 08, 2021

TIME: Thursday, June 03, 2021 03:00 PM, Local Time

PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ASXC to register to attend the meeting.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Anthony Fernando and Joshua Weingard, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Asensus Surgical, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Asensus Surgical, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒ **Use dark black pencil or pen only**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 5
THE BOARD RECOMMENDS THAT THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1. Election of Directors	FOR	WITHHOLD			
To vote for all directors or withhold from voting all directors mark here:	☐	☐			
To vote individually for each nominee:					
1.01 Paul A. LaViolette	☐	☐			FOR
1.02 Anthony Fernando	☐	☐			FOR
1.03 Andrea Biffi	☐	☐			FOR
1.04 Jane H. Hsiao	☐	☐			FOR
1.05 David B. Milne	☐	☐			FOR
1.06 Richard Pfenniger, Jr.	☐	☐			FOR
1.07 William N. Starling	☐	☐			FOR
	FOR	AGAINST	ABSTAIN		
2. Approval of an amendment and restatement of the Company's Amended and Restated Incentive Compensation Plan.	☐	☐	☐		FOR
3. Advisory vote on the approval of the compensation of the Company's Named Executive Officers for 2020.	☐	☐	☐		FOR
	1YR	2YR	3YR	ABSTAIN	
4. Advisory vote on the frequency of the advisory vote on the approval of the compensation of the Company's Named Executive Officers.	☐	☐	☐	☐	1 YEAR
	FOR	AGAINST	ABSTAIN		
5. Ratification of the appointment of BDO USA LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐		FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/ASXC

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date